Exhibit 4.12

CUSIP NO.: 875127 BN1	PRINCIPAL AMOUNT: $500,000,000.00
REGISTERED NO. R-1

TAMPA ELECTRIC COMPANY

5.15% Notes Due 2035

☒	Check this box if the Note is a Global Note.

Applicable if the Note is a Global Note:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

This Note is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of Cede & Co., or such other nominee of The Depository Trust Company, a New York corporation, or any successor depositary (“Depositary”), as requested by an authorized representative of the Depositary. This Note is exchangeable for Notes registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary.

ORIGINAL ISSUE DATE: March 6, 2025 ISSUE PRICE: 99.731% (as a percentage of principal amount) STATED MATURITY: March 1, 2035 PAR CALL Date: December 1, 2034 INTEREST RATE: 5.15% per annum.

INTEREST PAYMENT DATES: March 1 and September 1 of each year commencing September 1, 2025.

SPECIFIED CURRENCY: U.S. dollars

AUTHORIZED DENOMINATIONS: N/A (Only applicable if specified currency is other than U.S. dollars)

SINKING FUND: None

YIELD TO MATURITY: N/A

REDEMPTION: Redeemable in whole or in part, at the Company’s option, from time to time at the redemption prices described on the reverse of this Note.

DEPOSITARY: The Depository Trust Company, or any successor depository.

TAMPA ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of Florida (herein called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum set forth on the face of this Note on the Stated Maturity, upon the presentation and surrender hereof at the principal corporate trust office of The Bank of New York Mellon, or its successor in trust (the “Trustee”), or such other office as the Trustee has designated in writing, and to pay interest on the unpaid principal balance hereof at a rate per annum (computed based on a 360-day year consisting of twelve 30-day months) equal to the Interest Rate set forth on the face of this Note for the period from the Original Issue Date to, but excluding, the Stated Maturity.

Interest will be payable on the Interest Payment Dates to the Person in whose name this Note is registered at the close of business on the related Record Date, which is the fifteenth calendar day (whether or not a Business Day) immediately preceding the related Interest Payment Date, provided, however, as long as this Note is registered in the name of the Depositary, its nominee or a successor depositary, the Record Date shall be the close of business on the Business Day immediately preceding the Interest Payment Date. In each case, payments shall be made in accordance with the provisions hereof, until the principal hereof is paid or duly made available for payment.

Payment of the principal of (and premium, if any) and any such interest on this Note shall be made in immediately available funds at the office or agency of the Company maintained for that purpose in the City of New York in the State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, TAMPA ELECTRIC COMPANY has caused this instrument to be duly executed.

TAMPA ELECTRIC COMPANY

By:	/s/ Gregory W. Blunden
Name: Gregory W. Blunden
Title: Chief Financial Officer and Treasurer

By:	/s/ Jeffrey S. Chronister
Name: Jeffrey S. Chronister
Title: Vice President – Finance

[Signature Page to 2035 Note]

Dated: March 6, 2025

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Glenn Kunak
Authorized signatory

[Signature Page to 2035 Note]

(REVERSE OF NOTE)

TAMPA ELECTRIC COMPANY

5.15% Notes Due 2035

This Note is one of a duly authorized series of securities of the Company (herein called the “Notes”), issued and to be issued under an Indenture dated as of July 1, 1998, as amended, and as supplemented by the Nineteenth Supplemental Indenture, dated as of March 6, 2025 (as such has been or shall be amended or supplemented, the “Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the securities of the series designated on the face hereof.

DEFINITIONS

The following terms, as used herein, have the following meanings unless the context or use clearly indicates another or different meaning or intent:

“Business Day” means any day other than (i) a Saturday or Sunday that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulations to close in the City of New York, or (ii) a day on which the Corporate Trust Office of the Trustee is closed for business.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (as measured from the date of redemption) of the Notes to be redeemed (the “Remaining Life”) that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of the Notes.

“Comparable Treasury Price” means with respect to any redemption date (1) the average of five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if an Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

“Depositary” shall mean The Depository Trust Company or any successor depositary.

“Independent Investment Banker” means J.P. Morgan Securities LLC, MUFG Securities Americas, Inc., Wells Fargo Securities, LLC, or any of their respective successors, as designated by the Company, or if all of those firms are unwilling or unable to serve as such, an independent investment and banking institution of national standing selected by the Company.

“Interest Payment Date” means each of the dates on which interest on this Note is payable, which dates are set forth on the face of this Note.

“Par Call Date” means the date set forth on the face of this Note identified as the Par Call Date.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision of any government.

“Record Date” means the fifteenth calendar day (whether or not a Business Day) immediately preceding the related Interest Payment Date, provided, however, as long as the Notes are registered in the name of the Depositary, its nominee or a successor depositary, the Record Date shall be the close of business on the Business Day immediately preceding the Interest Payment Date. The Record Date shall constitute the Regular Record Date for purposes of the Original Indenture.

“Reference Treasury Dealer” means (i) a primary treasury dealer selected by J.P. Morgan Securities LLC, MUFG Securities Americas, Inc., Wells Fargo Securities, LLC, or each of their respective affiliates and successors; provided that if any such Reference Treasury Dealer ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute another Primary Treasury Dealer; and (ii) up to two Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker at 3:30 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company as follows:

(i) The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

(ii) If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

INTEREST RATE

This Note will bear interest at the rate per annum (computed based on a 360-day year consisting of twelve 30-day months) identified on the face of this Note. Except for the effect of any adjustment in the Interest Payment Date as provided in the following sentence, the amount of interest payable for any period shorter than a full six-month period for which interest is computed, will be computed on the basis of the actual number of days elapsed in such a 180-day period. If any Interest Payment Date would otherwise be a day that is not a Business Day, the payment required to be made on such Interest Payment Date will be postponed to the next succeeding Business Day, and no interest will accrue on such payment for the period from and after such Interest Payment Date to the date of such payment on the next succeeding Business Day.

OPTIONAL REDEMPTION

Prior to the Par Call Date, the Notes are subject to redemption, in whole or in part, at any time, at the option of the Company, at a redemption price equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points (0.15%), less (b) interest accrued to the date of redemption, and

(ii) 100% of the principal amount of the Notes to be redeemed,

plus, in either of the above cases, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed (or delivered by electronic transmission in accordance with the applicable procedures of the Depositary) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made in accordance with the applicable procedures of the Depositary. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. The Note shall be reduced by the Trustee in an amount equal to the principal amount of such Note being redeemed in accordance with the applicable procedures of the Depositary. For so long as the Notes are held by the Depositary, the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

The Notes are not entitled to the benefit of any sinking fund or analogous provision.

TRANSFER OR EXCHANGE

As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registerable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons and, except for such Notes issued in book-entry form, only in denominations of $2,000 and any integral multiple of $1,000. As provided in the Indenture and subject to certain limitations herein and therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company or the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

OTHER PROVISIONS

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected and of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. To the extent permitted by law, any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common UNIF GIFT MIN ACT—______ CUSTODIAN_____
TEN ENT	— as tenants by the entireties (Cust) (Minor)
JT TEN	— as joint tenants with right of survivorship Under Uniform Gifts to Minors Act and not as tenants in common ___________________________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or

Other Identifying Number of Assignee

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security of TAMPA ELECTRIC COMPANY and does hereby irrevocably constitute and appoint                                 attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

CUSIP NO.: 875127 BN1	PRINCIPAL AMOUNT: $100,000,000.00
REGISTERED NO. R-2

TAMPA ELECTRIC COMPANY

5.15% Notes Due 2035

☒	Check this box if the Note is a Global Note.

Applicable if the Note is a Global Note:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

This Note is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of Cede & Co., or such other nominee of The Depository Trust Company, a New York corporation, or any successor depositary (“Depositary”), as requested by an authorized representative of the Depositary. This Note is exchangeable for Notes registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary.

ORIGINAL ISSUE DATE: March 6, 2025 ISSUE PRICE: 99.731% (as a percentage of principal amount) STATED MATURITY: March 1, 2035 PAR CALL Date: December 1, 2034 INTEREST RATE: 5.15% per annum.

INTEREST PAYMENT DATES: March 1 and September 1 of each year commencing September 1, 2025.

SPECIFIED CURRENCY: U.S. dollars

AUTHORIZED DENOMINATIONS: N/A (Only applicable if specified currency is other than U.S. dollars)

SINKING FUND: None

YIELD TO MATURITY: N/A

REDEMPTION: Redeemable in whole or in part, at the Company’s option, from time to time at the redemption prices described on the reverse of this Note.

DEPOSITARY: The Depository Trust Company, or any successor depository.

TAMPA ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of Florida (herein called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum set forth on the face of this Note on the Stated Maturity, upon the presentation and surrender hereof at the principal corporate trust office of The Bank of New York Mellon, or its successor in trust (the “Trustee”), or such other office as the Trustee has designated in writing, and to pay interest on the unpaid principal balance hereof at a rate per annum (computed based on a 360-day year consisting of twelve 30-day months) equal to the Interest Rate set forth on the face of this Note for the period from the Original Issue Date to, but excluding, the Stated Maturity.

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Interest will be payable on the Interest Payment Dates to the Person in whose name this Note is registered at the close of business on the related Record Date, which is the fifteenth calendar day (whether or not a Business Day) immediately preceding the related Interest Payment Date, provided, however, as long as this Note is registered in the name of the Depositary, its nominee or a successor depositary, the Record Date shall be the close of business on the Business Day immediately preceding the Interest Payment Date. In each case, payments shall be made in accordance with the provisions hereof, until the principal hereof is paid or duly made available for payment.

Payment of the principal of (and premium, if any) and any such interest on this Note shall be made in immediately available funds at the office or agency of the Company maintained for that purpose in the City of New York in the State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, TAMPA ELECTRIC COMPANY has caused this instrument to be duly executed.

TAMPA ELECTRIC COMPANY

By:	/s/ Gregory W. Blunden

Name:	Gregory W. Blunden
Title:	Chief Financial Officer and Treasurer

By:	/s/ Jeffrey S. Chronister

Name:	Jeffrey S. Chronister
Title:	Vice President – Finance

[Signature Page to 2035 Note]

Dated: March 6, 2025

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Glenn Kunak
Authorized signatory

[Signature Page to 2035 Note]

(REVERSE OF NOTE)

TAMPA ELECTRIC COMPANY

5.15% Notes Due 2035

This Note is one of a duly authorized series of securities of the Company (herein called the “Notes”), issued and to be issued under an Indenture dated as of July 1, 1998, as amended, and as supplemented by the Nineteenth Supplemental Indenture, dated as of March 6, 2025 (as such has been or shall be amended or supplemented, the “Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the securities of the series designated on the face hereof.

DEFINITIONS

The following terms, as used herein, have the following meanings unless the context or use clearly indicates another or different meaning or intent:

“Business Day” means any day other than (i) a Saturday or Sunday that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulations to close in the City of New York, or (ii) a day on which the Corporate Trust Office of the Trustee is closed for business.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (as measured from the date of redemption) of the Notes to be redeemed (the “Remaining Life”) that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of the Notes.

“Comparable Treasury Price” means with respect to any redemption date (1) the average of five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if an Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

“Depositary” shall mean The Depository Trust Company or any successor depositary.

“Independent Investment Banker” means J.P. Morgan Securities LLC, MUFG Securities Americas, Inc., Wells Fargo Securities, LLC, or any of their respective successors, as designated by the Company, or if all of those firms are unwilling or unable to serve as such, an independent investment and banking institution of national standing selected by the Company.

“Interest Payment Date” means each of the dates on which interest on this Note is payable, which dates are set forth on the face of this Note.

“Par Call Date” means the date set forth on the face of this Note identified as the Par Call Date.

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“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision of any government.

“Record Date” means the fifteenth calendar day (whether or not a Business Day) immediately preceding the related Interest Payment Date, provided, however, as long as the Notes are registered in the name of the Depositary, its nominee or a successor depositary, the Record Date shall be the close of business on the Business Day immediately preceding the Interest Payment Date. The Record Date shall constitute the Regular Record Date for purposes of the Original Indenture.

“Reference Treasury Dealer” means (i) a primary treasury dealer selected by J.P. Morgan Securities LLC, MUFG Securities Americas, Inc., Wells Fargo Securities, LLC, or each of their respective affiliates and successors; provided that if any such Reference Treasury Dealer ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute another Primary Treasury Dealer; and (ii) up to two Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker at 3:30 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company as follows:

(i) The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

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(ii) If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

INTEREST RATE

This Note will bear interest at the rate per annum (computed based on a 360-day year consisting of twelve 30-day months) identified on the face of this Note. Except for the effect of any adjustment in the Interest Payment Date as provided in the following sentence, the amount of interest payable for any period shorter than a full six-month period for which interest is computed, will be computed on the basis of the actual number of days elapsed in such a 180-day period. If any Interest Payment Date would otherwise be a day that is not a Business Day, the payment required to be made on such Interest Payment Date will be postponed to the next succeeding Business Day, and no interest will accrue on such payment for the period from and after such Interest Payment Date to the date of such payment on the next succeeding Business Day.

OPTIONAL REDEMPTION

Prior to the Par Call Date, the Notes are subject to redemption, in whole or in part, at any time, at the option of the Company, at a redemption price equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points (0.15%), less (b) interest accrued to the date of redemption, and

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(ii) 100% of the principal amount of the Notes to be redeemed, plus, in either of the above cases, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed (or delivered by electronic transmission in accordance with the applicable procedures of the Depositary) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made in accordance with the applicable procedures of the Depositary. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. The Note shall be reduced by the Trustee in an amount equal to the principal amount of such Note being redeemed in accordance with the applicable procedures of the Depositary. For so long as the Notes are held by the Depositary, the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

The Notes are not entitled to the benefit of any sinking fund or analogous provision.

TRANSFER OR EXCHANGE

As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registerable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons and, except for such Notes issued in book-entry form, only in denominations of $2,000 and any integral multiple of $1,000. As provided in the Indenture and subject to certain limitations herein and therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

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No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company or the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

OTHER PROVISIONS

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected and of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. To the extent permitted by law, any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

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ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common UNIF GIFT MIN ACT—______ CUSTODIAN_____
TEN ENT	— as tenants by the entireties (Cust) (Minor)
JT TEN	— as joint tenants with right of survivorship Under Uniform Gifts to Minors Act and not as tenants in common ___________________________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or

Other Identifying Number of Assignee

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security of TAMPA ELECTRIC COMPANY and does hereby irrevocably constitute and appoint                             attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

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